Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Argan, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended October 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rainer H. Bosselmann, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2018	By:	/s/ Rainer H. Bosselmann
Rainer H. Bosselmann
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)